SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 20, 2015

OMNOVA SOLUTIONS INC.
(Exact Name of Registrant as Specified in its Charter)

Ohio	1-15147	34-1897652
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	25435 Harvard Road Beachwood, Ohio	44122-6201
	(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (216) 682-7000
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Œ	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Œ	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Œ	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Œ	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition
On January 20, 2015, OMNOVA Solutions Inc. issued a press release announcing its financial results for its fourth fiscal quarter and year ended November 30, 2014. A copy of this press release is attached hereto as Exhibit 99.

Item 9.01.	Financial Statements and Exhibits
(c) Exhibits

Exhibit Number	Description
99	Press Release, dated January 20, 2015, issued by OMNOVA Solutions Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNOVA SOLUTIONS INC.

By:	/s/ James C. LeMay
Name:	James C. LeMay
Title:	Senior Vice President, Corporate Development; General Counsel
Date:	January 20, 2015

EXHIBIT INDEX

Exhibit Number	Description

99	Press Release, dated January 20, 2015, issued by OMNOVA Solutions Inc.